SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                          March 17, 1998


                 HOME PROPERTIES OF NEW YORK, INC.
      (Exact name of Registrant as specified in its Charter)


MARYLAND                         1-13136                     16-1455126
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization                                Identification
                                                             Number)

                            850 CLINTON SQUARE
                         ROCHESTER, NEW YORK 14604
                 (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                          Not applicable
   (Former name or former address, if changed since last report)


                                        Consecutive No. Page  1  of  14

                 HOME PROPERTIES OF NEW YORK, INC.

                          CURRENT REPORT
                            ON FORM 8-K

Item 5.  Other Events.

On March 17, 1998, Home Properties of New York, L.P. (the "Operating Partnership"), entered into an agreement to acquire the equity interests in The Colonies Apartments, a 672 unit apartment community located in Steger, Illinois. The agreement was subsequently amended to provide for a total purchase price of $22,780,000 to be paid by assumption of existing financing and cash. The existing mortgage financing has a principal balance of approximately $13 million. The acquisition is subject to certain customary closing conditions.


Item 7.   Financial Statements and Exhibits.

          a.  Financial Statements of the business acquired:

          Audited statement of revenues and certain expenses of the Colonies Apartments for the year ended December 31, 1997.

          b.  Pro Forma Financial Information:

          Pro forma condensed balance sheet of the Company as of March 31, 1998 and related notes (unaudited).

          Pro forma condensed statement of operations of the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997 (unaudited).


          a. Exhibits:

          Exhibit 23.0 - Consent of Coopers and Lybrand, L.L.P.

                          The Colonies Apartments
                                   _____
                Statement of Revenues and Certain Expenses
                             December 31, 1997

Report of Independent Accountants


To the Board of Directors and Stockholders of Home Properties of New York, Inc.

We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of The Colonies Apartments for the year ended December 31, 1997. The statement of revenues and certain expenses is the responsibility of The Colonies Apartments' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of The Colonies Apartments' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of The Colonies Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                         /s/ Coopers & Lybrand L.L.P.
                         COOPERS & LYBRAND L.L.P.

Rochester, New York
May 28, 1998

The Colonies Apartments
Statement of Revenues and Certain Expenses
(In Thousands)


                                                              Period January 1
                                                                   through
                                                               March 31, 1998                     Year Ended
                                                                 (unaudited)                   December 31, 1997
Revenues:
   Rental income                                                   $  963                           $4,240
   Other income                                                        37                              147

                                                                    1,000                            4,387
Certain expenses:
   Property operating and maintenance                                 338                            1,291
   Real estate taxes                                                  141                              555

                                                                      479                            1,846

Revenues in excess of certain expenses                             $  521                           $2,541


The accompanying note is an integral part of the financial statement.

1.   Basis of Presentation and Summary of Significant Accounting Policies

Business

The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of The Colonies Apartments, a residential property owned and managed by parties not related to Home Properties of New York, Inc. (the "Company").

On March 17, 1998, the Company, through its subsidiary Home Properties of New York, L.P., entered into an agreement to acquire 100% of the real estate of The Colonies Apartments, 672 apartment units located in one community. The property is located in a suburban market of Chicago, Illinois.

Basis of Presentation

The accompanying financial statement is not representative of the actual operations of the The Colonies Apartments for the period shown. As required by the Securities and Exchange Commission Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of The Colonies Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of The Colonies Apartments. The Company is not aware of any material factors relating to The Colonies Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Interim Unaudited Financial Statement

The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through March 31, 1998 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998
                           (Unaudited, In Thousands)

This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Colonies Apartments on March 31, 1998. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the Colonies Apartments and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Colonies Apartments have been made.

                                 Home
                                 Properties of
                                 New York,          Colonies         Pro Forma           Company
                                 INC. (A)           APARTMENTS(B)    Adjustm. (C)        PRO FORMA

ASSETS
Real estate, net                $548,169            $ 6,552          $16,228(D)          $570,949
Cash and cash equivalents         13,332                                                   13,332
Other assets                      56,589                                                   56,589
Total assets                    $618,090            $ 6,552          $16,228             $640,870

LIABILITIES
Mortgage notes payable          $217,376            $13,000          $                   $230,376
Line of credit                    22,250                               9,780               32,030
Other liabilities                 15,936                                                   15,936
Total liabilities                255,562             13,000            9,780              278,342

Minority interest                187,841                                                  187,841

STOCKHOLDERS' EQUITY
Common stock                         104                                                      104
Additional paid-in capital       200,759                                                  200,759
Accumulated deficit              (21,302)            (6,448)           6,448 (E)          (21,302)
Treasury stock, at cost             (426)                                                    (426)
Officer and director notes for
stock purchases                   (4,448)                                                  (4,448)
Total stockholders' equity       174,687            (6,448)            6,448              174,687
Total liabilities and
stockholders'    equity         $618,090           $6,552            $16,228             $640,870

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998
                           (Unaudited, In Thousands)


(A) Reflects the Company's historical consolidated balance sheet as of March 31, 1998 as reported on form 10-Q.

(B) Reflects the Colonies Apartments historical balance sheet as of March 31, 1998 for the assets proposed to be acquired by the Company.

(C) The pro forma adjustments reflect the proposed purchase of the Colonies Apartments for $22,780. The purchase price will be allocated $3,827 to land, $672 to appliances and equipment and $18,281 to building.
     The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the proposed cash purchase price of $22,780 over the historical seller's cost basis of $6,552.

(E)  Represents historical seller's capital account zeroed out.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
          (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 is presented as if the proposed acquisition of the Colonies Apartments had occurred on January 1, 1997. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of the Colonies Apartments and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the proposed purchase of the Colonies Apartments have been made.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.


                                                    FOR  THE THREE MONTHS ENDED MARCH 31, 1998
                                        Home Properties
                                        of New York, Inc.    Colonies         Pro forma      Company
                                        HISTORICAL (A)       APARTMENTS (B)   ADJUSTMENTS    PRO FORMA
REVENUES
  Rental inome                          $25,094              $  963           $              $26,057
  Property other income                     502                  37                              539
  Other income                            1,177                                                1,177
Total revenues                           26,773               1,000                           27,773

Expenses:
Operating and maintenance                12,140                 479                           12,619
General and administrative                1,209                                  30(C)         1,239
Interest                                  4,398                                 453(D)         4,851
Depreciation & amortization               4,079                                 147(E)         4,226

Total expenses                           21,826                 479             630           22,935

Income before minority interest          $4,947              $  521           ($630)           4,838

Minority interest of Unit holders                                                              2,124

Net income                                                                                    $2,714

Net income per share -  Basic                                                                  $0.28
                     -  Diluted                                                                $0.27
Weighted average number of shares
  outstanding:
                     -  Basic                                                              9,702,975
                     -  Diluted                                                            9,900,451


                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
          (Unaudited, In Thousands, Except Share and Per Share Data)



                                          Home Properties of            Colonies         Pro Forma             Company
                                          New York, Inc. (A)         APARTMENTS (B)      ADJUSTMENTS           PRO FORMA
Revenues:
Rental income                                $64,002                   $4,240                                  $68,242
Property other income                          2,222                      147                                    2,369
Other income                                   3,473                                                             3,473

Total  revenues                               69,697                    4,387                                   74,084

Expenses:
Operating and maintenance                     31,317                    1,846                                   33,163
General and administrative                     2,255                                       131 (C)               2,386
Interest                                      11,967                                     1,814 (D)              13,781
Depreciation & amortization                   11,200                                       590 (E)              11,790

Total expenses                                56,739                    1,846            2,535                  61,120

Income before loss on disposition of
property, minority interest and
extraordinary item                            12,958                    2,541           (2,535)                 12,964

Loss on disposition of property                1,283                                                             1,283

Net income before minority interest and
extraordinary item                           $11,675                   $2,541          ($2,535)                 11,681

Minority interest                                                                                                4,250

Income before extraordinary item                                                                                 7,431

Extraordinary item                                                                                              (1,037)

Net income                                                                                                      $6,394

Basic earnings per share data:
   Income before extraordinary item                                                                              $1.00
   Extraordinary item                                                                                           ($0.14)
   Net income                                                                                                    $0.86

Diluted earnings per share data:
   Income before extraordinary item                                                                              $0.98
   Extraordinary item                                                                                           ($0.14)
   Net income                                                                                                    $0.84

Weighted average number of shares
outstanding:
        - Basic                                                                                              7,415,888
        - Diluted                                                                                            7,558,167


                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                           (Unaudited, In Thousands)

(A) Reflects the historical consolidated statement of operations for the Company for the three months ended March 31, 1998 and the historical consolidated statement of operations for the Company for the year ended December 31, 1997.

(B) Reflects the historical revenues and certain expenses of the Colonies Apartments which was not owned by the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997.

(C)  Reflects additional general and administrative expenses.

(D) Reflects the increase related to debt borrowed to finance the proposed acquisition. The interest is calculated as follows:



                                                  Interest
                               Principal
Amortizing Mortgage:           Balance      3 MONTHS    12 MONTHS

Assumed mortgage at 8.875%     $13,000      $288        $1,154
Line of credit at 6.75%          9,780       165           660

                               $22,780      $453        $1,814


     The historical consolidated statement of operations for the Company for the year ended December 31, 1997 needs twelve months worth of interest on the loan associated with the proposed acquisition.

(E) Reflects depreciation and amortization related to the acquisition. See Note C on page 8 for further information on useful lives of these assets.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       HOME PROPERTIES OF NEW YORK, INC.
                                 (Registrant)

                    Date:  June 2, 1998

                    By:     /S/  DAVID P. GARDNER
                         David P. Gardner
                         Vice President
                         Chief Financial Officer and
                         Treasurer

                    Date: June 2, 1998

                    By:    /S/ NORMAN LEENHOUTS
                         Norman Leenhouts
                         Chairman of the Board of Directors
                         Co-Chief Executive Officer and Director

                   HOME PROPERTIES OF NEW YORK, INC.

                             EXHIBIT INDEX




EXHIBIT 23.0

Consent of Coopers & Lybrand, L.L.P.